EFFICACY AND SAFETY
OF
IVIG INTRAVENOUS  IMMUNOGLOBULIN (IVIG)
IN
PATIENTS WITH METASTATIC MELANOMA

J. Schachter, U. Katz, A. Mahrer, D. Barak,

L.Z. Ben David, J. Nusbacher, Y. Shoenfeld

Tel Ha'Shomer Hospital, University of Tel Aviv,

GammaCan International, Inc.

Scientific Presentation

5th International Congress on Autoimmunity

Sorrento Italy, November  30, 2006

Background

IVIG

Interacts with tumor cell proteins

Immunomodulates T cells

Induces IL-12 secretion (which leads to NK-cell
activation)

Suppresses metalloproteinase- 9 (mmp-9) mRNA

Suppresses tumor cell growth

IVIG reduces metastatic spread of melanoma in
mouse model

Case report of dramatic result in a patient with
metastatic melanoma treated with IVIG

Materials and Methods- Patients

9 patients

Stage 4 advanced metastatic melanoma

Failed all previous therapies

One measurable site of disease

ECOG performance status 0-2

Creatinine <2.0 mg/ dL

No chemotherapy in previous 4 weeks

No IgA deficiency

IVIG Therapy

Vigam Liquid. (BPL, UK)

Contains 5% sucrose as stabilizer

Dose – I g/ kg/cycle, slow infusion (max.
25 g/day)

Treatment repeated Q 3 wks for up to 6
cycles or until progressive disease is
found

Patient Evaluation

CBC, Chemistries, P.E. with each infusion

Adverse Events (AE) monitored during
and between infusions

Efficacy measures

CT or MRI after 3rd and 6th cycle – Primary
efficacy measure

RECIST SCORE calculated for efficacy
measurement.

ECOG performance status

Results

Adverse Events

1

Abdominal Pain

1

Diarrhea

1

Hyponatremia

1

Dermal Rash

2

Non-hemolyitc anemia

2

Fatigue

2

Weakness

2

Headache

3

Chest pain

# Patients

Symptom

No Serious Adverse Events Related to IVIG

Results

Tumor Response

1

Not Applicable*

6

Progressive
Disease

2

Stable Disease

0

Partial
Response

0

Complete

Response

# Patients

Response

*Died after one IVIG infusion. Death unrelated to IVIG

(1)

Intent to treat

(2)

Per protocol

Efficacy Data, (RECIST)

RESULTS

Patients who

Completed

Stable or

Improved

Patients who

Completed

Stable or

Improved

Patients who

Completed

Stable or

Improved

# Patients

9

3

6

2

1

1

1

1

ITT

1

100%

33%

67%

22%

11%

11%

11%

11%

PP

2

NA

NA

100%

34%

100%

17%

100%

17%

12 Cycles

Start

<3 Cycles

3 Cycles

6 Cycles

Efficacy Data

ECOG Criteria

N = 8 *

Stable 2

RESULTS

* One Patient was only treated once

Deteriorated  6

Results: Kaplan-Meier Plot

Per cent surviving

Months

Conclusions

IVIG is safe in treatment of patients with
advanced cancer

IVIG may play a future role in the
treatment of metastatic melanoma

Further studies on the efficacy of IVIG in
melanoma are warranted

Earlier initiation of IVIG therapy

Combination of IVIG with chemotherapy